THE BRANDYWINE FUNDS

MANAGED BY FRIESS ASSOCIATES, LLC       ANNUAL REPORT        SEPTEMBER 30, 2002

DEAR FELLOW SHAREHOLDERS:

   The September quarter was the worst quarter for most indexes since the 1987 crash, with declines ranging from 16.8 percent for the S&P MidCap to 21.7 percent for the Russell 2000. The average growth fund Lipper tracks fell nearly 20 percent. Brandywine and Brandywine Blue retraced 13.3 and 11.6 percent, putting them in the top 10 percent of the 2,162 funds in the category.

   This continues strong relative performance this year. The S&P 500, Russell Midcap Growth and Nasdaq Composite are down 28.2, 33.5 and 39.9 percent through the first three quarters of 2002, versus 18.3 and 14.0 percent declines for Brandywine and Brandywine Blue.

   Brandywine's results fall in the top 8 percent of Morningstar's mid-cap growth category this year. Brandywine Blue's performance lands in the top
2 percent of the large-cap growth category. Results since the speculative surge in the December quarter of 2001 demonstrate why your team focuses on earnings growth and valuations even when others benefit by ignoring them. Benefits enjoyed free from fundamental realities eventually prove temporary.

   Only five of the 87 U.S. stock sectors tracked by Dow Jones gained ground in the September quarter. The worst 20 sectors fell between 24.4 and 43.6 percent. Many good companies declined in this punishing environment, but sticking to reasonably priced companies with clear paths to earnings growth enabled the Brandywine Funds to limit their declines -- and, more importantly, set them up for the eventual market turnaround.

                         BRANDYWINE       BRANDYWINE BLUE
 CUMULATIVE               % CHANGE            % CHANGE
 ----------              ----------       ---------------
 QUARTER                   -13.27              -11.55
 ONE YEAR                  -16.79              -14.12
 FIVE YEARS                 -8.87               -7.50
 TEN YEARS                 197.62              209.00
 INCEPTION                 700.91*<F1>         320.30**<F2>

 ANNUALIZED
 ----------
 FIVE YEARS                 -1.84               -1.55
 TEN YEARS                  11.52               11.94
 INCEPTION                  13.23*<F1>          13.03**<F2>

*<F1> 12/30/85     **<F2> 1/10/91

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

   Health-care holdings aided performance most. Five of Brandywine's and six of Brandywine Blue's top 10 contributors hailed from the sector. Notable performers included Blue Cross Blue Shield carrier Anthem (both Funds) and managed-care companies Mid Atlantic Medical and Coventry Health Care (Brandywine only). Medical device makers Boston Scientific (both Funds) and St. Jude Medical (Blue only) were standouts as well.

   Companies that offer durable consumer goods such as automaker Nissan and auto-parts retailer AutoZone positively influenced both Funds.

   Some companies that hurt performance the most in the quarter were those that helped the most last quarter. As the broad market fell to new multiyear lows, many stocks viewed to be "still standing" took it on the chin amid indiscriminate selling.

   This partly describes why companies that make non-durable consumer goods such as footwear and certain retailers were a drag on performance. Fears about the ongoing strength of consumer spending also weighed on areas subject to consumer discretion. Late in the quarter, high-profile retailers Wal-Mart, J.C. Penney and Target tempered September sales forecasts, adding to the negative atmosphere.

   With Wall Street layoffs, hedge fund closings and other disruptive developments in the money-management business in these trying times, we're grateful to have in place a deep bench, a proven approach, a clear succession plan and, most of all, a loyal shareholder base. Your longtime confidence enables us to serve you without being distracted by the operational issues many other firms confront today.

   Foster sends his best. He and Lynn are enjoying a well-deserved, 10-day vacation that their four children presented as a gift for their 40th anniversary.

   We're glad to be invested alongside you through our personal stock market investments and our firm's pension plan as we work hard each day to continue to earn your confidence.

   God Bless!

   /s/Bill D'Alonzo

   Bill D'Alonzo                                              October 10, 2002

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

             1. L-3 Communications Holdings, Inc.             +18.6%
             2. Lowe's Companies, Inc.                         -3.5%
             3. AmerisourceBergen Corp.                        +6.1%
             4. Newell Rubbermaid Inc.                        -10.7%
             5. AFLAC Incorporated                             +5.7%
             6. Progressive Corp.                              -6.2%
             7. TJX Companies, Inc.                           -11.8%
             8. Limited Brands                                -19.0%
             9. Express Scripts, Inc.                          +5.3%
            10. Darden Restaurants, Inc.                       -2.8%

                                  EARNINGS GROWTH

                              YOUR COMPANIES   58%
                              S&P 500           8%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2002 VS 2001

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. SEPTEMBER 30, 2002.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     17.2%

                                    MID CAP
                            $2 billion to $9 billion
                                     50.9%

                                   SMALL CAP
                                below $2 billion
                                     27.8%

                                      CASH
                                      4.1%

                            TOP TEN INDUSTRY GROUPS

Specialty Retailing (10.9%)
Apparel & Shoe Retailers (10.1%)
Food/Restaurants (8.9%)
Insurance (8.8%)
Medical Products (7.4%)
Medical/Managed Care (6.2%)
Health Care Related (6.1%)
Aerospace/Defense (6.1%)
Automotive Related (5.0%)
Financial/Business Services (4.6%)
All Others (21.8%)
Cash (4.1%)

                                BRANDYWINE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                             $ GAIN
    BIGGEST $ WINNERS     (IN MILLIONS)   % GAIN       REASON FOR MOVE
    -----------------     ------------    ------       ---------------
      Anthem, Inc.           $11.9         19.5        June-quarter earnings jumped 38 percent to $0.99 per share, beating estimates. Better-than-anticipated results reflect a reduction in Anthem's medical-loss ratio and robust enrollment growth. The Blue Cross Blue Shield carrier serving eight states announced it would acquire Trigon Healthcare in the quarter.

  Michaels Stores, Inc.       $8.5         17.5        Better-than-expected sales and prudent inventory management helped the arts-
                                                       and-crafts retailer beat July-quarter earnings expectations by 67 percent.
                                                       Earnings grew to $0.30 from $0.09 a year ago.

  Express Scripts, Inc.       $7.5         10.4        The pharmacy benefits manager rebounded after suffering from rumors regarding its association with a competitor whose business practices are currently under investigation. Mail-in prescription and discount card initiatives helped fuel 61 percent June-quarter earnings growth.

       Coach, Inc.            $7.1         17.9        June-quarter earnings jumped 80 percent, beating estimates. In addition to strong performance from new stores in the U.S. and Japan, new products such as shoes and hats aided results. You sold Coach near the end of the quarter when it reached our target price.

    Boston Scientific         $6.5          9.4        June-quarter earnings grew 15 percent, beating estimates. Robust sales of
          Corp.                                        products gained through acquisitions last year and the company's new Express and Express2 coronary stents fueled results. Shares traded higher after the quarter ended when a federal judge barred a competitor from selling stents.

                             $ LOSS
    BIGGEST $ LOSERS      (IN MILLIONS)   % LOSS       REASON FOR MOVE
    ----------------      ------------    ------       ---------------
     Limited Brands           $39.2        32.6        July-quarter earnings beat estimates by 33 percent, as a turnaround within
                                                       Limited's apparel business and accelerating inventory turnover fueled results. Shares trended downward with other retailers on fears that uncertain economic conditions would impact consumer spending.

      Raytheon Co.            $27.6        22.0        June-quarter earnings grew 64 percent as defense spending continued to boost demand for Raytheon's electronics systems. Contingent liabilities related to discontinued engineering and construction projects weighed on the stock as project completion benchmarks were pushed out and estimated costs of completion raised. You sold Raytheon shares to fund an idea with greater near-term potential.

   Sears Roebuck & Co.        $24.4        16.8        Slowing appliance sales raised the possibility of near-term fundamental hurdles. You sold Sears to fund an opportunity with greater upside potential.
                                                       June-quarter earnings grew 36 percent, beating estimates.

     Pepsi Bottling           $23.7        23.7        Despite 38 percent June-quarter earnings growth, shares gave up ground after
       Group, Inc.                                     a substantial run up. On the margin, there are some concerns that carbonated soft drink volumes may be softening and that new product launches may not be doing as well as some competitors.

      Target Corp.            $15.9        16.7        July-quarter earnings jumped 27 percent, beating estimates, but sales showed signs of slowing in the second half of the September quarter amid faltering economic conditions and the threat of a war with Iraq. You sold Target to fund an idea with greater near-term potential.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST
             1. Lowe's Companies, Inc.                         -3.8%
             2. Boston Scientific Corp.                       +15.7%
             3. Anthem, Inc.                                  +12.9%
             4. Progressive Corp.                              -6.1%
             5. HCA Incorporated                              +16.4%
             6. Nextel Communications, Inc.                    -1.0%
             7. SLM Corp.                                      -5.1%
             8. Nissan Motor Co., Ltd.                         +2.3%
             9. AFLAC Incorporated                             +6.4%
            10. Biomet, Inc.                                   -0.2%

                                  EARNINGS GROWTH

                              YOUR COMPANIES   48%
                              S&P 500           8%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2002 VS 2001

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. SEPTEMBER 30, 2002.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     55.1%

                                    MID CAP
                            $2 billion to $9 billion
                                     38.5%

                                   SMALL CAP
                                below $2 billion
                                      3.6%

                                      CASH
                                      2.8%

                            TOP TEN INDUSTRY GROUPS

Medical Products (17.1%)
Communications Equipment/Services (10.8%)
Insurance (8.6%)
Specialty Retailing (8.5%)
Automotive Related (8.1%)
Medical Services (7.8%)
Apparel & Shoe Retailers (6.9%)
Medical/Managed Care (4.5%)
Financial/Business Services (4.3%)
Food/Restaurants (4.0%)
All Others (16.6%)
Cash (2.8%)

                              BRANDYWINE BLUE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

         $ GAIN
    BIGGEST $ WINNERS     (IN MILLIONS)   % GAIN       REASON FOR MOVE
    ----------------      ------------    ------       ---------------
     AutoZone, Inc.           $1.0         14.1        The auto-parts retailer grew earnings to $1.73 per share from $1.07 a year earlier, beating estimates by 23 percent. The company benefits from the increasing number of cars on the roadways and improved demographics as younger men perform routine maintenance on their cars rather than paying a mechanic. The company's "Get in the Zone" marketing campaign is driving customer traffic as AutoZone opens new stores nationwide.

    Boston Scientific         $0.9          9.1        June-quarter earnings grew 15 percent, beating estimates. Robust sales of
          Corp.                                        products gained through acquisitions last year and the company's new Express and Express2 coronary stents fueled results. Shares traded higher after the quarter ended when a federal judge barred a competitor from selling stents.

     McKesson Corp.           $0.7          9.9        June-quarter earnings jumped 35 percent to $0.42 per share as new drug-
                                                       distribution contracts and increased sales of generic medicines, which sport higher profit margins, fueled results. You sold McKesson when it reached our target price.

  Zimmer Holdings, Inc.       $0.7         25.5        June-quarter earnings grew 36 percent, beating consensus estimates by 13 percent. Zimmer benefits from an aging population with sales of the company's reconstructive products, particularly hips and knees, increasing 20 percent during the quarter.

 Nissan Motor Co., Ltd.       $0.5          5.3        New models hitting the showroom helped the third largest Japanese automobile maker compete without using the no-interest loans and discounts offered by
                                                       U.S. rivals. In September, the company increased sales of its Nissan and
                                                       Infiniti brands 9.7 percent, capturing additional market share in the U.S.

         $ LOSS
    BIGGEST $ LOSERS      (IN MILLIONS)   % LOSS       REASON FOR MOVE
    ----------------      ------------    ------       ---------------
     Limited Brands           $4.1         31.8        July-quarter earnings beat estimates by 33 percent, as a turnaround within
                                                       Limited's apparel business and accelerating inventory turnover fueled results. Shares trended downward with other retailers on fears that uncertain economic conditions would impact consumer spending.

     Pepsi Bottling           $2.8         24.0        Despite 38 percent June-quarter earnings growth, shares gave up ground after
       Group, Inc.                                     a substantial run up. On the margin, there are some concerns that carbonated soft drink volumes may be softening and that new product launches may not be doing as well as some competitors.

      Raytheon Co.            $2.6         23.6        June-quarter earnings grew 64 percent as defense spending continued to boost demand for Raytheon's electronics systems. Contingent liabilities related to discontinued engineering and construction projects weighed on the stock as project completion benchmarks were pushed out and estimated costs of completion raised. You sold Raytheon shares to fund an idea with greater near-term potential.

     Dollar General           $2.3         24.9        Dollar's July-quarter earnings jumped 20 percent on strong same-store sales,
          Corp.                                        but shares of the general merchandise retailer slid on concerns that declining gross margins would weigh on future profits. You sold Dollar
                                                       General to fund an idea with greater near-term prospects.

  Noble Drilling Corp.        $2.3         26.8        June-quarter earnings beat estimates, but softening day rates for international drilling rigs in the North Sea weighed on the stock price. You sold Noble to fund an idea with greater near-term potential.

All gains/losses are calculated on an average cost basis

 CAPITAL GAINS UPDATE . . .

     There will be no October capital gains distribution, and it is unlikely there will be a year-end distribution in December. Brandywine and Brandywine Blue ended September with net realized losses of approximately $8.89 and $7.24 per share. The losses will be carried forward to offset gains generated in the future, meaning the Funds can realize gains equal to these amounts before triggering taxable distributions. Current shares and new investments both can benefit from this distribution-reducing situation. Brandywine and Brandywine Blue showed approximately $0.24 and $0.08 per share in unrealized losses at the end of September. If there is not a distribution between now and the end of December, you will not receive Form 1099 from the Funds.

              MANAGEMENT'S DISCUSSION OF RESULTS, BRANDYWINE FUND

   Investor optimism marked the start of the fiscal year, then evaporated amid economic uncertainty, corporate scandals and talk of war. Your team's focus on individual-company earnings prospects and its commitment to pay a reasonable price for a company's earning power kept Brandywine out of a speculative surge in the first few months of the period. More importantly, this approach positioned Brandywine for strong relative results in the nine months that followed.

   Major indexes entered the December quarter in an upward trend on hopes that interest-rate cuts following September 11 would remedy what was then thought to be a brief and shallow recession. Investors went from cautiously optimistic to speculative when short-term economic data came in better than expected.

   Brandywine began the quarter with very limited exposure to tech stocks, the biggest beneficiaries in this speculative environment. Most tech stocks did not meet the Fund's criteria because of weak earnings prospects, high price-to-earnings ratios or both. Health-care, food and other companies serving areas of staple consumer demand with solid earnings outlooks comprised the largest sector group in the portfolio.

   Brandywine posted a small December-quarter gain versus double-digit returns for most major indexes. From our perspective, investors bought "lottery tickets" rather than making reasoned investment decisions based on fundamental research. Maintaining our commitment to companies with rapid earnings growth and reasonable valuations throughout this "rubbish rally" generated Brandywine's subsequent relative strength as this optimism proved unfounded.

   In the March quarter, Brandywine migrated to retailers, restaurants and other cyclical consumer companies, which enjoyed earnings strength as the consumer remained a bright spot in an otherwise uncertain climate. By the end of the quarter, retailers rivaled health-care companies as the largest concentration within the portfolio. Brandywine retraced slightly in the March quarter amid mixed index and peer fund results.

   Brandywine's commitment to individual-company fundamentals fueled the best quarter of relative performance for the fiscal year in the June quarter. Companies that prospered earlier on high hopes for the economy fell hard as a study showed that the 2001 recession was more pronounced than once thought and uncertainty increased regarding the second half of 2002. Retail companies that recently became a larger percentage of assets held particularly well.

   Revelations about management misdeeds and accounting problems that continued in the wake of the Enron scandal compounded these concerns, resulting in an overtly negative atmosphere. Brandywine's demand for clean accounting and other disciplines kept it from owning Enron, WorldCom, Adelphia and other high-profile companies embroiled in the controversy, enabling it to avoid direct exposure to related declines in this and other quarters.

   The Russell 3000, S&P 500 and Nasdaq Composite dropped 13.1, 13.4 and 20.7 percent in the June quarter. Every domestic fund category tracked by Morningstar fell, with the average mid-cap growth fund down 14.1 percent. Brandywine's 3.9 percent decline put it in the top 1 percent of Morningstar's mid-cap growth category for the period.

   Conditions worsened in the September quarter as investors grappled with the ramifications of a war, which seemed to grow more likely as the quarter wore on. Health-care companies and financial services companies, mainly insurers, provided Brandywine a solid foundation in what was the worst quarter for most major indexes since the 1987 crash. Brandywine fared better than major market indexes in the September quarter.

   Missing the short-lived, December-quarter rally enabled Brandywine to miss the steep declines that followed for those stocks that rose independent of their fundamental outlooks. From the end of December through September, Brandywine outperformed the Russell 3000, S&P 500 and Nasdaq Composite by 9.4, 9.9 and 21.6 percentage points. Brandywine's results ranked in the top 8 percent of Morningstar's mid-cap growth category in this period.

    COMPARISON OF CHANGE IN VALUE OF $25,000 INVESTMENT IN BRANDYWINE FUND,
             S&P 500 INDEX(1)<F3>, NASDAQ INDUSTRIALS INDEX(2)<F4>
                         AND RUSSELL 3000 INDEX(3)<F5>

DATE        BRANDYWINE FUND     NASDAQ INDUSTRIALS     S&P 500     RUSSELL 3000
----        ---------------     ------------------     -------     ------------
9/30/92         $25,000              $25,000           $25,000       $25,000
9/30/93         $37,150              $31,425           $28,250       $28,383
9/30/94         $36,630              $31,331           $29,267       $28,374
9/30/95         $53,297              $39,571           $37,989       $35,760
9/30/96         $58,626              $44,636           $45,738       $42,483
9/30/97         $81,666              $55,438           $64,354       $58,809
9/30/98         $59,045              $41,578           $70,210       $61,402
9/30/99         $80,773              $64,862           $89,728       $77,563
9/30/00        $115,352              $86,896          $101,644       $91,672
9/30/01         $89,441              $46,298           $74,571       $66,086
9/30/02         $74,424              $39,721           $59,299       $53,649

                          AVERAGE ANNUAL TOTAL RETURN

                                                              Since Inception
            1-Year         5-Year             10-Year             12/30/85
            ------         ------             -------             --------
           -16.79%         -1.84%              11.52%              13.23%

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND
                DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(2)<F4> The NASDAQ Industrials is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.
(3)<F5> The Russell 3000, a trademark of the Frank Russell Company, is 3,000 of the largest publicly traded companies in the United States equity market and includes income.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               September 30, 2002

 SHARES OR
 PRINCIPAL
   AMOUNT                                             COST             VALUE
 ---------                                            ----             -----
COMMON STOCKS - 95.9% (A)<F7>

               AEROSPACE/DEFENSE - 6.1%
     585,900   Alliant Techsystems Inc.*<F6>    $   36,452,440  $   40,573,575
   2,700,000   L-3 Communications
                 Holdings, Inc.*<F6>               120,010,862     142,290,000
      50,000   MTC Technologies, Inc.*<F6>             850,000       1,082,500
     700,000   Titan Corp.*<F6>                      6,950,000       6,720,000
     125,000   Veridian Corp.*<F6>                   2,913,503       3,122,500
                                                --------------  --------------
                                                   167,176,805     193,788,575

                  THIS SECTOR IS 15.9% ABOVE YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 10.1%
     430,000   Aeropostale, Inc.*<F6>                7,591,672       6,622,000
      31,500   Brown Shoe Company, Inc.                743,468         563,850
     355,000   Christopher & Banks Corp.*<F6>       12,424,846       8,917,600
     475,000   Claire's Stores, Inc.                 9,842,083      10,355,000
     260,000   Kenneth Cole Productions, Inc.*<F6>   6,832,914       5,278,000
   5,523,800   Limited Brands                       97,741,595      79,211,292
     734,400   Pacific Sunwear of
                 California, Inc.*<F6>              14,250,232      14,952,384
     600,000   Quiksilver, Inc.*<F6>                14,887,941      13,554,000
   1,150,000   Ross Stores, Inc.                    44,670,451      40,986,000
   1,350,000   Talbots, Inc.                        49,340,422      37,800,000
   4,780,000   TJX Companies, Inc.                  92,097,314      81,260,000
     800,000   Too Inc.*<F6>                        21,428,696      18,624,000
     200,000   Urban Outfitters, Inc.*<F6>           5,042,397       4,858,000
                                                --------------  --------------
                                                   376,894,031     322,982,126

                  THIS SECTOR IS 14.3% BELOW YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 5.0%
     594,800   Advance Auto Parts, Inc.*<F6>        30,387,046      31,369,752
     275,000   AutoZone, Inc.*<F6>                  18,977,247      21,686,500
     425,000   CSK Auto Corp.*<F6>                   5,400,456       5,304,000
     375,000   Harman International
                 Industries, Inc.                   18,469,967      19,406,250
      50,000   Keystone Automotive
                 Industries, Inc.*<F6>                 795,380         825,000
   4,890,000   Nissan Motor Co.,
                 Ltd. SP-ADR                        71,251,074      71,785,200
     170,000   O'Reilly Automotive, Inc.*<F6>        5,031,195       4,865,400
     100,000   Thor Industries, Inc.                 3,397,521       3,476,000
                                                --------------  --------------
                                                   153,709,886     158,718,102

                  THIS SECTOR IS 3.3% ABOVE YOUR FUND'S COST.

               BUILDING RELATED - 1.5%
   1,000,000   Black & Decker Corp.                 46,919,117      41,930,000
      71,100   Healthcare Services Group, Inc.*<F6>    881,489         969,804
     247,100   Monaco Coach Corp.*<F6>               5,011,134       4,949,413
                                                --------------  --------------
                                                    52,811,740      47,849,217

                  THIS SECTOR IS 9.4% BELOW YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT/SERVICES - 3.6%
     165,000   Garmin Ltd.*<F6>                      3,237,332       3,060,750
  10,020,000   Nextel Communications, Inc.*<F6>     69,873,514      75,651,000
   1,350,000   QUALCOMM Inc.*<F6>                   38,561,832      37,287,000
                                                --------------  --------------
                                                   111,672,678     115,998,750

                  THIS SECTOR IS 3.9% ABOVE YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 0.6%
      75,000   Anteon International Corp.*<F6>       1,803,852       2,038,500
     120,000   ESCO Technologies Inc.*<F6>           4,199,160       3,876,000
     350,000   FLIR Systems, Inc.*<F6>              16,467,636      12,246,500
                                                --------------  --------------
                                                    22,470,648      18,161,000

                  THIS SECTOR IS 19.2% BELOW YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 4.6%
     250,000   Coinstar, Inc.*<F6>                   7,921,579       6,445,000
   1,275,000   Commerce Bancorp, Inc./
                 New Jersey                         56,191,891      52,925,250
     925,000   Copart, Inc.*<F6>                    13,972,773      10,036,250
     453,600   Corinthian Colleges, Inc.*<F6>        7,050,627      17,118,864
     375,000   FTI Consulting, Inc.*<F6>            12,885,251      14,910,000
      75,000   LoJack Corp.*<F6>                       295,754         318,750
     150,000   Per-Se Technologies, Inc.*<F6>        1,677,330       1,482,000
     450,000   Pittston Brink's Group               12,077,800      10,080,000
     610,100   PRG-Schultz International, Inc.*<F6>  9,174,601       7,553,038
     100,000   Republic Bancorp Inc.                 1,271,481       1,300,000
      75,000   Right Management
                 Consultants, Inc.*<F6>              1,907,730       1,848,000
     300,000   Southwest Bancorporation
                 of Texas, Inc.*<F6>                11,286,898      10,923,000
     200,000   UCBH Holdings, Inc.                   8,386,450       7,858,000
     250,000   W Holding Company, Inc.               4,250,000       4,075,000
                                                --------------  --------------
                                                   148,350,165     146,873,152

                  THIS SECTOR IS 1.0% BELOW YOUR FUND'S COST.

               FOOD/RESTAURANTS - 8.9%
     255,000   American Italian Pasta Co.*<F6>      10,420,734       9,100,950
   1,000,000   Applebee's International, Inc.       22,705,269      21,920,000
     850,000   Brinker International, Inc.*<F6>     28,913,872      22,015,000
   3,201,100   Darden Restaurants, Inc.             79,810,863      77,594,664
     614,100   Hormel Foods Corp.                   13,664,307      13,436,508
     475,000   Panera Bread Co.*<F6>                13,721,117      12,825,000
     140,000   Peet's Coffee & Tea Inc.*<F6>         1,892,799       1,792,000
   3,260,700   Pepsi Bottling Group, Inc.           86,519,087      76,300,380
     500,000   Performance Food Group Co.*<F6>      17,203,952      16,980,000
     150,000   Ralcorp Holdings, Inc.*<F6>           3,519,000       3,190,500
     150,000   Red Robin Gourmet Burgers*<F6>        1,800,000       1,549,500
     180,000   Sensient Technologies Corp.           4,076,328       3,803,400
     688,300   Wendy's International, Inc.          18,864,791      22,789,613
                                                --------------  --------------
                                                   303,112,119     283,297,515

                  THIS SECTOR IS 6.5% BELOW YOUR FUND'S COST.

               HEALTH CARE RELATED - 6.1%
   1,430,000   AmerisourceBergen Corp.              96,293,945     102,130,600
   1,450,000   Express Scripts, Inc.*<F6>           75,098,642      79,054,000
     624,000   Priority Healthcare Corp. Cl B*<F6>  15,016,578      15,724,800
                                                --------------  --------------
                                                   186,409,165     196,909,400

                  THIS SECTOR IS 5.6% ABOVE YOUR FUND'S COST.

               HOME/OFFICE RELATED - 2.8%
   2,950,000   Newell Rubbermaid Inc.              101,972,486      91,066,500

                  THIS SECTOR IS 10.7% BELOW YOUR FUND'S COST.

               INSURANCE - 8.8%
   2,775,000   AFLAC Incorporated                   80,586,879      85,164,750
   1,075,000   Brown & Brown Inc.                   33,857,484      32,250,000
      50,100   Erie Indemnity Co.                    2,200,975       2,087,166
     100,000   Hilb, Rogal and Hamilton Co.          3,986,522       4,125,000
     350,000   Hub International Ltd.                4,950,855       5,530,000
     785,000   Old Republic International Corp.     21,248,576      22,278,300
   1,650,200   Progressive Corp.                    89,066,502      83,549,626
   1,200,000   RenaissanceRe Holdings, Ltd.         39,423,213      45,348,000
                                                --------------  --------------
                                                   275,321,006     280,332,842

                  THIS SECTOR IS 1.8% ABOVE YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 1.3%
     400,000   Action Performance
                 Companies, Inc.                    16,550,730      10,280,000
   1,000,000   Nautilus Group, Inc.*<F6>            28,665,761      19,500,000
     555,000   THQ Inc.*<F6>                        15,550,014      11,544,000
                                                --------------  --------------
                                                    60,766,505      41,324,000

                  THIS SECTOR IS 32.0% BELOW YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 3.0%
     100,000   AGCO Corp.                            2,295,440       2,320,000
   1,380,000   Ball Corp.                           70,039,200      69,538,200
     200,000   H.B. Fuller Co.                       6,207,666       5,320,000
      86,100   Gibraltar Steel Corp.                 2,098,891       1,916,586
   1,275,000   Moore Corporation Ltd.               17,215,127      12,495,000
     175,000   Silgan Holdings Inc.*<F6>             4,796,298       4,977,000
                                                --------------  --------------
                                                   102,652,622      96,566,786

                  THIS SECTOR IS 5.9% BELOW YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 6.2%
     204,500   American Medical Security
                 Group, Inc.*<F6>                    2,911,406       2,891,630
     470,000   AMERIGROUP Corp.*<F6>                13,801,757      15,768,500
   1,125,000   Anthem, Inc.*<F6>                    65,369,558      73,125,000
   4,282,500   Caremark Rx, Inc.*<F6>               58,921,155      72,802,500
     365,000   Coventry Health Care, Inc.*<F6>       8,455,619      11,862,500
     800,000   First Health Group Corp.*<F6>        21,805,381      21,696,000
                                                --------------  --------------
                                                   171,264,876     198,146,130

                  THIS SECTOR IS 15.7% ABOVE YOUR FUND'S COST.

               MEDICAL PRODUCTS - 7.4%
   1,350,000   Allergan, Inc.                       83,855,599      73,440,000
   1,850,000   Biomet, Inc.                         49,500,359      49,265,500
   2,400,000   Boston Scientific Corp.*<F6>         67,448,852      75,744,000
     325,000   Hanger Orthopedic Group, Inc.*<F6>    5,614,606       5,167,500
     260,000   HealthTronics Surgical
                 Services, Inc.*<F6>                 3,950,717       2,176,200
      50,000   Henry Schein, Inc.*<F6>               2,601,880       2,637,500
     280,700   Medical Action Industries Inc.*<F6>   3,070,462       3,329,382
     128,200   Quidel Corp.*<F6>                       780,119         573,054
     380,000   Therasense, Inc.*<F6>                 7,021,463       5,304,800
     150,000   Wilson Greatbatch
                 Technologies, Inc.*<F6>             4,007,659       4,170,000
     375,000   Zimmer Holdings, Inc.*<F6>           11,490,019      14,377,500
                                                --------------  --------------
                                                   239,341,735     236,185,436

                  THIS SECTOR IS 1.3% BELOW YOUR FUND'S COST.

               MEDICAL SERVICES - 2.9%
     500,000   Charles River Laboratories
                 International, Inc.*<F6>           15,797,737      19,625,000
     550,000   Community Health Systems, Inc.*<F6>  15,417,954      14,646,500
     125,000   Curative Health Services, Inc.*<F6>   1,722,344       1,356,250
     278,300   DENTSPLY International Inc.           9,225,192      11,179,311
     100,000   eResearch Technology, Inc.*<F6>       1,682,673       1,845,000
      87,800   Immucor, Inc.*<F6>                      950,114       1,426,750
      75,000   Inveresk Research Group, Inc.*<F6>    1,189,400       1,417,500
   1,052,400   Omnicare, Inc.                       17,703,145      22,226,688
     300,000   Option Care, Inc.*<F6>                3,870,861       2,655,000
     260,000   Universal Health
                 Services, Inc. Cl B*<F6>           12,845,141      13,299,000
     130,900   VCA Antech, Inc.*<F6>                 1,309,000       1,615,306
     175,000   Women First HealthCare, Inc.*<F6>     1,174,454         819,000
                                                --------------  --------------
                                                    82,888,015      92,111,305

                  THIS SECTOR IS 11.1% ABOVE YOUR FUND'S COST.

               OIL/GAS - 2.1%
     125,000   Canadian Natural Resources Ltd.       3,958,058       3,975,000
   3,375,000   Chesapeake Energy Corp.              26,269,727      22,275,000
     850,000   Magnum Hunter Resources, Inc.*<F6>    6,303,768       4,462,500
   1,390,000   Pioneer Natural Resources Co.*<F6>   32,320,612      33,707,500
     120,100   Quicksilver Resources Inc.*<F6>       2,860,567       2,161,800
      50,000   Remington Oil & Gas Corp.*<F6>          683,893         705,000
      90,000   Willbros Group, Inc.*<F6>             1,236,740         934,200
                                                --------------  --------------
                                                    73,633,365      68,221,000

                  THIS SECTOR IS 7.4% BELOW YOUR FUND'S COST.

               PHARMACEUTICALS - 1.6%
     450,000   Enzon, Inc.*<F6>                      9,602,201       8,658,000
   1,725,000   IVAX Corp.*<F6>                      23,760,039      21,165,750
     210,000   K-V Pharmaceutical Co.*<F6>           4,551,836       3,969,000
   1,225,000   SICOR Inc.*<F6>                      20,966,934      18,632,250
                                                --------------  --------------
                                                    58,881,010      52,425,000

                  THIS SECTOR IS 11.0% BELOW YOUR FUND'S COST.

               RAW & INTERMEDIATE MATERIALS - 0.4%
     405,000   Airgas, Inc.*<F6>                     6,580,431       5,317,650
     225,000   Cambrex Corp.                         9,419,776       8,280,000
                                                --------------  --------------
                                                    16,000,207      13,597,650

                  THIS SECTOR IS 15.0% BELOW YOUR FUND'S COST.

               SOFTWARE - 0.2%
      64,100   Cognos, Inc.*<F6>                       952,334       1,077,521
     215,000   HPL Technologies, Inc.*<F6>           2,548,539          10,750
     285,000   Pinnacle Systems, Inc.*<F6>           2,917,018       3,078,000
     125,000   PracticeWorks, Inc.*<F6>              1,937,500       2,162,500
                                                --------------  --------------
                                                     8,355,391       6,328,771

                  THIS SECTOR IS 24.3% BELOW YOUR FUND'S COST.

               SPECIALTY RETAILING - 10.9%
     150,000   Aaron Rents, Inc.                     3,205,000       3,450,000
     125,000   A.C. Moore Arts & Crafts, Inc.*<F6>   2,222,340       2,641,250
   1,407,300   Blockbuster Inc.                     33,251,667      34,901,040
     320,000   Cost Plus, Inc. - California*<F6>     9,043,648       8,592,000
     550,000   Costco Wholesale Corp.*<F6>          18,927,735      17,803,500
     550,000   Electronics Boutique
                 Holdings Corp.*<F6>                18,789,590      15,097,500
     150,000   Fred's, Inc.                          4,439,805       4,478,700
     475,000   GameStop Corp.*<F6>                   9,364,275       9,713,750
     188,400   Guitar Center, Inc.*<F6>              3,201,357       3,538,152
     940,000   Hollywood Entertainment Corp.*<F6>    9,911,318      13,648,800
     170,000   Jo-Ann Stores, Inc.*<F6>              5,261,010       4,766,800
   2,575,000   Lowe's Companies, Inc.              110,473,548     106,605,000
   1,250,000   Michaels Stores, Inc.*<F6>           37,780,319      57,125,000
     475,000   Movie Gallery, Inc.*<F6>              6,808,889       7,129,750
     147,100   PETCO Animal Supplies, Inc.*<F6>      2,804,182       3,190,614
     297,500   PETsMART, Inc.*<F6>                   1,785,798       5,298,475
   1,290,000   Pier 1 Imports, Inc.                 26,673,910      24,600,300
     475,000   Rent-A-Center, Inc.*<F6>             26,221,983      24,676,250
     100,000   Select Comfort Corp.*<F6>               569,908         615,000
      75,000   Sharper Image Corp.*<F6>              1,520,196       1,434,000
                                                --------------  --------------
                                                   332,256,478     349,305,881

                  THIS SECTOR IS 5.1% ABOVE YOUR FUND'S COST.

               SUPERMARKETS - 0.3%
     735,000   Winn-Dixie Stores, Inc.              11,481,268       9,643,200

                  THIS SECTOR IS 16.0% BELOW YOUR FUND'S COST.

               TRANSPORTATION RELATED - 1.2%
      66,900   Covenant Transport, Inc.*<F6>        $1,192,923      $1,170,750
     546,200   Hunt (J.B.) Transport
                 Services, Inc.*<F6>                14,880,200      12,863,010
     150,000   Landstar System, Inc.*<F6>            7,194,347       7,353,750
     123,600   Roadway Corp.                         3,955,754       4,533,648
     150,000   Ryder System, Inc.                    3,786,803       3,739,500
     435,900   Werner Enterprises, Inc.              8,836,484       8,011,842
                                                --------------  --------------
                                                    39,846,511      37,672,500

                  THIS SECTOR IS 5.5% BELOW YOUR FUND'S COST.

               MISCELLANEOUS - 0.3%
     100,000   Jarden Corp.*<F6>                     1,983,797       2,715,000
     485,000   NBTY, Inc.*<F6>                       7,442,557       6,295,300
                                                --------------  --------------
                                                     9,426,354       9,010,300

                  THIS SECTOR IS 4.4% BELOW YOUR FUND'S COST.
                                                --------------  --------------
               Total common stocks               3,106,695,066   3,066,515,138

WARRANTS - 0.0% (A)<F7>
       9,908   American Bank Note
                 Holographics, Inc.
                 Expire 06/18/03*<F6>                        0               0
                                                --------------  --------------
               Total long-term investments       3,106,695,066   3,066,515,138

SHORT-TERM INVESTMENTS - 3.5% (A)<F7>
               COMMERCIAL PAPER - 3.3%
 $50,000,000   Mortgage Interest Networking Trust,
                 due 10/01/02, discount of 1.98%    50,000,000      50,000,000
  31,000,000   Mortgage Interest Networking Trust,
                 due 10/02/02, discount of 1.92%    30,998,347      30,998,347
  25,000,000   General Motors Acceptance Corp.,
                 due 12/02/02, discount of 2.04%    24,912,167      24,914,688
                                                --------------  --------------
               Total commercial paper              105,910,514     105,913,035

               VARIABLE RATE DEMAND NOTE 0.2%
   6,447,449   U.S. Bank, N.A.                       6,447,449       6,447,449
                                                --------------  --------------
               Total short-term investments        112,357,963     112,360,484
                                                --------------  --------------
               Total investments                $3,219,053,029   3,178,875,622
                                                --------------
                                                --------------
               Cash and receivables, less
                 liabilities 0.6% (A)<F7>                           17,983,629
                                                                --------------
                    NET ASSETS                                  $3,196,859,251
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
               ($0.01 par value 500,000,000
               shares authorized), offering
               and redemption price
               ($3,196,859,251/167,546,726
               shares outstanding)                                      $19.08
                                                                        ------
                                                                        ------

  *<F6>   Non-dividend paying security.
(a)<F7>   Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2002

INCOME:
   Dividends                                                     $  18,609,700
   Interest                                                          3,066,541
                                                                 -------------
        Total income                                                21,676,241
                                                                 -------------

EXPENSES:
   Management fees                                                  39,211,019
   Transfer agent fees                                               1,484,491
   Administrative services                                             544,325
   Custodian fees                                                      362,249
   Printing and postage expense                                        360,128
   Board of Directors fees                                              97,149
   Registration fees                                                    48,335
   Professional fees                                                    43,488
   Other expenses                                                       52,635
                                                                 -------------
        Total expenses                                              42,203,819
                                                                 -------------
NET INVESTMENT LOSS                                                (20,527,578)
                                                                 -------------
NET REALIZED LOSS ON INVESTMENTS                                  (403,830,527)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            (234,611,174)
                                                                 -------------
NET LOSS ON INVESTMENTS                                           (638,441,701)
                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(658,969,279)
                                                                 -------------
                                                                 -------------

  The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2002 and 2001

                                                                                            2002                2001
                                                                                            ----                ----
OPERATIONS:
   Net investment loss                                                                $  (20,527,578)    $   (16,789,107)
   Net realized loss on investments                                                     (403,830,527)     (1,090,208,465)
   Net decrease in unrealized appreciation on investments                               (234,611,174)       (185,038,051)
                                                                                      --------------     ---------------
        Net decrease in net assets resulting from operations                            (658,969,279)     (1,292,035,623)
                                                                                      --------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($16.10667 per share)                                    --      (2,077,628,751)
                                                                                      --------------     ---------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (21,852,014 and 27,692,447 shares, respectively)          479,222,817         805,992,047
   Net asset value of shares issued in distributions (69,009,822 shares)                          --       1,975,751,198
   Cost of shares redeemed (41,977,386 and 38,442,271 shares, respectively)             (926,380,230)     (1,092,256,060)
                                                                                      --------------     ---------------
        Net (decrease) increase in net assets derived from Fund share activities        (447,157,413)      1,689,487,185
                                                                                      --------------     ---------------
        TOTAL DECREASE                                                                (1,106,126,692)     (1,680,177,189)

NET ASSETS AT THE BEGINNING OF THE YEAR                                                4,302,985,943       5,983,163,132
                                                                                      --------------     ---------------
NET ASSETS AT THE END OF THE YEAR                                                     $3,196,859,251     $ 4,302,985,943
                                                                                      --------------     ---------------
                                                                                      --------------     ---------------

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                            Years Ended September 30,
                                                          ---------------------------------------------------------------
                                                          2002          2001           2000           1999           1998
                                                          ----          ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $22.93        $46.23         $35.09         $25.99         $43.91

Income from investment operations:
   Net investment (loss) income(1)<F8>                    (0.12)        (0.09)         (0.25)         (0.20)          0.21
   Net realized and unrealized (losses) gains
     on investments                                       (3.73)        (7.10)         14.51           9.64         (11.11)
                                                         ------        ------         ------         ------         ------
Total from investment operations                          (3.85)        (7.19)         14.26           9.44         (10.90)

Less distributions:
   Dividend from net investment income                       --            --             --          (0.27)            --
   Distributions from net realized gains                     --        (16.11)         (3.12)         (0.07)         (7.02)
                                                         ------        ------         ------         ------         ------
Total from distributions                                     --        (16.11)         (3.12)         (0.34)         (7.02)
                                                         ------        ------         ------         ------         ------
Net asset value, end of year                             $19.08        $22.93         $46.23         $35.09         $25.99
                                                         ------        ------         ------         ------         ------
                                                         ------        ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                   (16.8%)       (22.5%)         42.8%          36.8%         (27.7%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                  3,196,859     4,302,986      5,983,163      4,194,917      4,780,442
Ratio of expenses to average net assets                    1.08%         1.06%          1.04%          1.05%          1.04%
Ratio of net investment (loss) income
   to average net assets                                   (0.5%)        (0.3%)         (0.6%)         (0.7%)          0.6%
Portfolio turnover rate                                   272.9%        284.3%         244.0%         208.7%         263.7%

(1)<F8> In 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment
        (loss) income per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                       MANAGEMENT'S DISCUSSION OF RESULTS
                              BRANDYWINE BLUE FUND

   Investor speculation gave way to trepidation in the fiscal year through September 2002 as a stop-and-go economic recovery, corporate misdealing and the possibility of war dashed the excessively rosy expectations that marked the start of the period. The more uncertain things became, the more investors returned to fundamentals, and Brandywine Blue Fund posted increasingly strong relative performance as the year progressed.

   After a December-quarter rally in earnings-challenged tech stocks left it trailing most indexes and peer funds, Brandywine Blue went on to outperform 98 percent of the funds in Morningstar's large-cap growth category from the end of December through September. The Fund limited its decline to half of those suffered by large-cap indexes such as the S&P 500 and Russell 1000 during this period.

   Investors used interest-rate cuts and better-than-expected short-term economic data to conclude that the market reached its "bottom" in the December quarter. Beaten-down tech stocks soared as investors bet that earnings strength would return to the troubled sector. Your team's research uncovered no evidence of improved earnings outlooks for most tech companies, and Brandywine Blue held very few tech companies as a result.

   Brandywine Blue held health-care companies, food companies and companies providing various services to businesses that, despite enjoying stronger earnings prospects and more reasonable valuations than most tech stocks, made little progress in this environment. The Fund lagged most indexes and peer funds in the December quarter.

   Relative performance improved in the March quarter. Resilient consumer spending drove earnings strength among certain retailers, restaurants and other cyclical consumer companies. By the end of the quarter, these companies trailed only companies serving staple consumer demand such as health care as a percentage of assets. Brandywine Blue retraced slightly in the March quarter amid mixed index and peer fund results.

   Brandywine Blue's commitment to individual-company fundamentals fueled the best quarter of relative performance for the fiscal year in the June quarter. Those companies that prospered earlier on high hopes for the economy fell hard as evidence showed that the 2001 recession was more pronounced than once thought and uncertainty increased regarding the second half of 2002. Also, retail companies, which recently became a larger percentage of Brandywine Blue's assets, held especially well.

   Brandywine Blue also benefited as accounting issues and examples of corporate mismanagement continued to unfold on the heels of the Enron scandal that first came to light months earlier. Brandywine Blue's demand for clean accounting and other disciplines kept it from owning Enron, WorldCom, Adelphia and other high-profile companies embroiled in the controversy, enabling it to avoid direct exposure to related declines in the June and other quarters.

   Brandywine Blue retraced a mere 0.2 percent in the June quarter as the S&P 500 and Russell 1000 fell 13.4 and 13.8 percent. Brandywine Blue's performance put it in the top 1 percent of the funds in Morningstar's large-cap growth category for the period.

   Although retail stocks became a drag on performance in the September quarter because of investor fears regarding the ongoing strength of consumer spending, Brandywine Blue's strong relative performance continued thanks to health-care holdings and companies that make non-durable consumer goods such as auto parts.

   The September quarter was the worst quarter for most major indexes since the 1987 crash. Brandywine Blue fared better than all major indexes, as well as 95 percent of the funds in Morningstar's large-cap growth category.

  COMPARISON OF CHANGE IN VALUE OF $25,000 INVESTMENT IN BRANDYWINE BLUE FUND,
             S&P 500 INDEX(1)<F9>, NASDAQ INDUSTRIALS INDEX(2)<F10>
                         AND RUSSELL 1000 INDEX(3)<F11>

DATE      BRANDYWINE BLUE FUND  NASDAQ INDUSTRIALS     S&P 500     RUSSELL 1000
----      --------------------  ------------------     -------     ------------
9/30/92          $25,000              $25,000          $25,000       $25,000
9/30/93          $36,900              $31,425          $28,250       $28,030
9/30/94          $37,933              $31,331          $29,267       $27,977
9/30/95          $54,169              $39,571          $37,989       $35,413
9/30/96          $58,990              $44,636          $45,738       $42,301
9/30/97          $83,529              $55,438          $64,354       $58,671
9/30/98          $61,394              $41,578          $70,210       $62,831
9/30/99          $83,005              $64,862          $89,728       $79,776
9/30/00         $112,410              $86,896         $101,644       $93,985
9/30/01          $90,017              $46,298          $74,571       $67,274
9/30/02          $77,302              $39,721          $59,299       $54,149

                          AVERAGE ANNUAL TOTAL RETURN
                                                              Since
                                                            Inception
            1-Year         5-Year             10-Year       (01/10/91)
            ------         ------             -------       ---------
           -14.12%         -1.55%              11.94%         13.03%

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND
                DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)<F9> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(2)<F10> The NASDAQ Industrials is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.
(3)<F11> The Russell 1000, a trademark of the Frank Russell Company, is the largest 1,000 companies of the 3,000 largest publicly traded companies in the United States equity market and includes income.

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                               September 30, 2002

SHARES OR
PRINCIPAL
  AMOUNT                                              COST            VALUE
---------                                             ----            -----

COMMON STOCKS - 97.2% (A)<F13>

             AEROSPACE/DEFENSE - 3.6%
   150,000   L-3 Communications
               Holdings, Inc.*<F12>               $  8,638,865    $  7,905,000

                  THIS SECTOR IS 8.5% BELOW YOUR FUND'S COST.

             APPAREL & SHOE RETAILERS - 6.9%
   511,800   Limited Brands                          8,534,973       7,339,212
   454,000   TJX Companies, Inc.                     8,162,065       7,718,000
                                                  ------------    ------------
                                                    16,697,038      15,057,212
                                                  ------------    ------------

                  THIS SECTOR IS 9.8% BELOW YOUR FUND'S COST.

             AUTOMOTIVE RELATED - 8.1%
   105,000   AutoZone, Inc.*<F12>                    7,257,046       8,280,300
   630,000   Nissan Motor Co.,
               Ltd. SP-ADR                           9,043,472       9,248,400
                                                  ------------    ------------
                                                    16,300,518      17,528,700

                  THIS SECTOR IS 7.5% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 10.8%
   120,000   Gannett Co., Inc.                       8,768,976       8,661,600
 1,240,000   Nextel Communications, Inc.*<F12>       9,459,190       9,362,000
   200,000   QUALCOMM Inc.*<F12>                     5,743,265       5,524,000
                                                  ------------    ------------
                                                    23,971,431      23,547,600

                  THIS SECTOR IS 1.8% BELOW YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 4.3%
   100,000   SLM Corp.                               9,811,040       9,314,000

                  THIS SECTOR IS 5.1% BELOW YOUR FUND'S COST.

             FOOD/RESTAURANTS - 4.0%
   375,000   Pepsi Bottling Group, Inc.              9,329,149       8,775,000

                  THIS SECTOR IS 5.9% BELOW YOUR FUND'S COST.

             HEALTH CARE RELATED - 3.2%
    97,000   AmerisourceBergen Corp.                 6,498,995       6,927,740

                  THIS SECTOR IS 6.6% ABOVE YOUR FUND'S COST.

             HOME/OFFICE & RELATED - 3.9%
   275,000   Newell Rubbermaid Inc.                  9,640,663       8,489,250

                  THIS SECTOR IS 11.9% BELOW YOUR FUND'S COST.

             INSURANCE - 8.6%
   300,000   AFLAC Incorporated                      8,654,150       9,207,000
   190,000   Progressive Corp.                      10,243,281       9,619,700
                                                  ------------    ------------
                                                    18,897,431      18,826,700

                  THIS SECTOR IS 0.4% BELOW YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 3.1%
   150,000   Deere & Co.                             6,798,390       6,817,500

                  THIS SECTOR IS 0.3% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 4.5%
   150,000   Anthem, Inc.*<F12>                      8,639,030       9,750,000

                  THIS SECTOR IS 12.9% ABOVE YOUR FUND'S COST.

             MEDICAL PRODUCTS - 17.1%
   145,000   Allergan, Inc.                          9,068,615       7,888,000
   330,000   Biomet, Inc.                            8,809,808       8,787,900
   325,000   Boston Scientific Corp.*<F12>           8,864,125      10,257,000
   200,000   St. Jude Medical, Inc.*<F12>            7,066,680       7,140,000
    85,000   Zimmer Holdings, Inc.*<F12>             2,595,911       3,258,900
                                                  ------------    ------------
                                                    36,405,139      37,331,800

                  THIS SECTOR IS 2.5% ABOVE YOUR FUND'S COST.

             MEDICAL SERVICES - 7.8%
   200,000   HCA Inc.                                8,181,847       9,522,000
   150,000   Tenet Healthcare Corp.*<F12>            7,301,119       7,425,000
                                                  ------------    ------------
                                                    15,482,966      16,947,000

                  THIS SECTOR IS 9.5% ABOVE YOUR FUND'S COST.

             POLLUTION/CONTROL SERVICES - 2.8%
   260,000   Waste Management, Inc.                  6,281,562       6,063,200

                  THIS SECTOR IS 3.5% BELOW YOUR FUND'S COST.

             SPECIALTY RETAILING - 8.5%
   250,000   Costco Wholesale Corp.*<F12>           $8,497,850      $8,092,500
   250,000   Lowe's Companies, Inc.                 10,759,916      10,350,000
                                                  ------------    ------------
                                                    19,257,766      18,442,500

                  THIS SECTOR IS 4.2% BELOW YOUR FUND'S COST.
                                                  ------------    ------------
             Total common stocks                   212,649,983     211,723,202
                                                  ------------    ------------
             Total long-term investments           212,649,983     211,723,202

SHORT-TERM INVESTMENTS - 3.3% (A)<F13>

             COMMERCIAL PAPER - 1.4%
$3,000,000   Mortgage Interest Networking Trust,
               due 10/01/02, discount of 1.98%       3,000,000       3,000,000

             VARIABLE RATE DEMAND NOTES - 1.9%
 4,119,000   U. S. Bank, N.A.                        4,119,000       4,119,000
     3,027   Wisconsin Corporate Central
               Credit Union                              3,027           3,027
                                                  ------------    ------------
             Total variable rate demand notes        4,122,027       4,122,027
                                                  ------------    ------------
             Total short-term investments            7,122,027       7,122,027
                                                  ------------    ------------
             Total investments                    $219,772,010     218,845,229
                                                  ------------
                                                  ------------
             Liabilities, less cash and
               receivables (0.5%) (A)<F13>                          (1,107,567
                                                                  ------------
                   NET ASSETS                                     $217,737,662
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share ($0.01
             par value 100,000,000 shares
             authorized), offering and redemption
             price ($217,737,662/11,897,854
             shares outstanding)                                        $18.30
                                                                        ------
                                                                        ------

  *<F12>   Non-dividend paying security.
(a)<F13>   Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2002

INCOME:
   Dividends                                                      $  1,789,166
   Interest                                                            330,687
                                                                  ------------
        Total income                                                 2,119,853
                                                                  ------------

EXPENSES:
   Management fees                                                   2,447,388
   Administrative services                                             138,225
   Transfer agent fees                                                  49,787
   Professional fees                                                    39,383
   Registration fees                                                    29,782
   Board of Directors fees                                              24,863
   Custodian fees                                                       22,075
   Printing and postage expense                                          9,113
   Other expenses                                                        4,347
                                                                  ------------
        Total expenses                                               2,764,963
                                                                  ------------
NET INVESTMENT LOSS                                                   (645,110)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS                                   (24,371,957)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             (10,561,189)
                                                                  ------------
NET LOSS ON INVESTMENTS                                            (34,933,146)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(35,578,256)
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of these statements.

                           BRANDYWINE BLUE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2002 and 2001

                                                                                             2002                2001
                                                                                             ----                ----
OPERATIONS:
   Net investment loss                                                                  $   (645,110)       $   (625,980)
   Net realized loss on investments                                                      (24,371,957)        (58,929,036)
   Net decrease in unrealized appreciation on investments                                (10,561,189)        (10,380,228)
                                                                                        ------------        ------------
        Net decrease in net assets resulting from operations                             (35,578,256)        (69,935,244)
                                                                                        ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($10.70800 per share)                                    --        (118,419,530)
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (2,442,936 and 2,127,293 shares, respectively)             49,601,985          59,831,907
   Net asset value of shares issued in distributions (4,195,591 shares)                           --         111,225,106
   Cost of shares redeemed (3,303,815 and 4,473,207 shares, respectively)                (68,233,500)       (118,594,254)
                                                                                        ------------        ------------
        Net (decrease) increase in net assets derived from Fund share activities         (18,631,515)         52,462,759
                                                                                        ------------        ------------
        TOTAL DECREASE                                                                   (54,209,771)       (135,892,015)

NET ASSETS AT THE BEGINNING OF THE YEAR                                                  271,947,433         407,839,448
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                       $217,737,662        $271,947,433
                                                                                        ------------        ------------
                                                                                        ------------        ------------

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                           Years Ended September 30,
                                                        ----------------------------------------------------------------
                                                        2002           2001           2000           1999           1998
                                                        ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                     $21.31         $37.39         $29.46         $22.13         $35.78

Income from investment operations:
     Net investment (loss) income(1)<F14>               (0.05)         (0.05)         (0.21)         (0.18)          0.19
     Net realized and unrealized (losses) gains
       on investments                                   (2.96)         (5.32)         10.32           7.85          (8.75)
                                                       ------         ------         ------         ------         ------
Total from investment operations                        (3.01)         (5.37)         10.11           7.67          (8.56)

Less distributions:
     Dividend from net investment income                   --             --             --          (0.21)            --
     Distributions from net realized gains                 --         (10.71)         (2.18)         (0.13)         (5.09)
                                                       ------         ------         ------         ------         ------
Total from distributions                                   --         (10.71)         (2.18)         (0.34)         (5.09)
                                                       ------         ------         ------         ------         ------
Net asset value, end of year                           $18.30         $21.31         $37.39         $29.46         $22.13
                                                       ------         ------         ------         ------         ------
                                                       ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                 (14.1%)        (19.9%)         35.5%          35.2%         (26.5%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                  217,738        271,947        407,839        311,984        364,351
Ratio of expenses to average net assets                  1.13%          1.09%          1.07%          1.08%          1.06%
Ratio of net investment (loss) income
  to average net assets                                  (0.3%)         (0.2%)         (0.6%)         (0.7%)          0.6%
Portfolio turnover rate                                 310.7%         274.5%         245.7%         228.4%         299.5%

(1)<F14> In 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment
          (loss) income per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Funds"). Each Fund is registered as an open-end management company under the Investment Company Act of 1940, as amended. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

     Each Director who is not affiliated with the Funds receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the respective Funds. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Fund. The Funds maintain their proportionate share of the Fund's liability for deferred fees.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS

     For the year ended September 30, 2002, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Brandywine Fund were $10,299,995,261 and $10,713,073,589, respectively; purchases and proceeds of sales of investment securities (excluding short-term investments) for the Blue Fund were $712,948,518 and $722,022,205, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 2002, liabilities of each Fund included the following:

                                                      Brandywine       Blue
                                                         Fund          Fund
                                                      ----------    ----------
     Payable to brokers for investments purchased  $   36,625,173 $  6,798,390
     Payable to Adviser for management fees             2,697,340      182,128
     Deferred compensation plan for Directors             146,817       37,094
     Payable to shareholders for redemptions               61,866           --
     Other liabilities                                    452,655       38,268

 (6) SOURCES OF NET ASSETS

     As of September 30, 2002, the sources of net assets were as follows:

                                                      Brandywine       Blue
                                                         Fund          Fund
                                                      ----------    ----------
     Fund shares issued and outstanding            $4,727,232,811 $304,794,012
     Net unrealized depreciation on investments       (40,177,407)    (926,781)
     Accumulated net realized losses               (1,490,196,153) (86,129,569)
                                                   -------------- ------------
                                                   $3,196,859,251 $217,737,662
                                                   -------------- ------------
                                                   -------------- ------------

(7)  INCOME TAX INFORMATION

     The following information for the Funds is presented on an income tax basis of September 30, 2002:

                                              GROSS              GROSS      NET UNREALIZED    DISTRIBUTABLE     DISTRIBUTABLE
                           COST OF         UNREALIZED         UNREALIZED     DEPRECIATION        ORDINARY         LONG-TERM
                         INVESTMENTS      APPRECIATION       DEPRECIATION   ON INVESTMENTS        INCOME        CAPITAL GAINS
                         -----------      ------------       ------------   --------------    -------------     -------------
Brandywine Fund         $3,224,045,967    $171,948,682       $217,119,027     $45,170,345       $        0       $        0
Brandywine Blue Fund    $  219,772,010    $  7,162,638       $  8,089,419     $   926,781       $        0       $        0

     The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers (expiring in varying amounts through 2010) as of September 30, 2002, and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                               ORDINARY           LONG-TERM          NET CAPITAL
                                INCOME          CAPITAL GAINS            LOSS            POST-OCTOBER
                            DISTRIBUTIONS       DISTRIBUTIONS         CARRYOVERS            LOSSES
                            -------------       -------------         ----------         ------------
Brandywine Fund              $          0        $         0        $1,114,849,543       $370,353,672
Brandywine Blue Fund         $          0        $         0        $   62,245,612       $ 23,883,957

     For corporate shareholders in the Funds, no distributions were paid for the year ended September 30, 2002.

                                                       100 EAST WISCONSIN AVENUE
(PRICEWATERHOUSECOOPERS LOGO)                          SUITE 1500
                                                       MILWAUKEE, WI 53202
                                                       (414) 212-1600

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE FUND, INC. AND BRANDYWINE BLUE FUND

In our opinion, the accompanying statements of net assets of Brandywine Fund, Inc. and Brandywine Blue Fund (a series of the Brandywine Blue Fund, Inc.) (the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds at September 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 10, 2002

        BRANDYWINE FUND AND BRANDYWINE BLUE FUND DIRECTORS AND OFFICERS

                               Term of Office and Length
                               of Time Served and Number
                               of Portfolios in Fund
Name, Age, Address             Complex Overseen by         Principal Occupation                 Other Directorships Held
and Position                   Director or Officer         During Past Five Years               by Director or Officer
------------------             -------------------------   ----------------------               ------------------------
Robert F. Birch, 66            Indefinite Term             Mr. Birch has been Chairman and      Hyperion Funds,
8 Knollwood Drive              since October, 2001         President of the New America High    New America High
Dover, MA 02030                3 Portfolios                Income Fund since 1992, a high-      Income Fund
Director                                                   yield bond fund traded on the New
                                                           York Stock Exchange.

Lynda J. Campbell, 56          Vice President since        Ms. Campbell joined Friess           Mom's House of
c/o Friess Associates          1998 and Secretary          Associates in 1985, the year of      Wilmington Inc.
3711 Kennett Pike              since 1990                  Brandywine Fund's inception.
Greenville, DE 19807           3 Portfolios                Ms. Campbell is currently Chief
Vice President and Secretary                               Administrating Officer of Friess
                                                           Associates of Delaware, LLC.

William F. D'Alonzo, 47        Indefinite Term since       Mr. D'Alonzo joined Friess           Delaware Community
c/o Friess Associates          October, 2001               Associates in 1981 as part of        Foundation, Delaware
3711 Kennett Pike              Vice President since        the research team, became Chief      Wild Lands, United Way
Greenville, DE 19807           1990                        Investment Officer in 1997 and       of Delaware's Alexis de
Director and Vice President    3 Portfolios                Chief Executive Officer in 2002.     Tocqueville Society,
                                                                                                Delaware Safety Council,
                                                                                                and Ducks Unlimited.

Foster S. Friess, 62           Indefinite Term since       Mr. Friess founded Friess Associ-    The Advisory Council of
c/o Friess Associates          October, 2001               ates in 1974 with his wife,          the Royal Swedish
115 East Snow King Avenue      President and               Lynnette E. Friess, and created      Academy of Science of
Jackson, WY 83001              Treasurer since 1985        the Brandywine Funds, serving        Stockholm, The Council
Directer, President and        3 Portfolios                as Chairman of the Board since       for National Policy, and
Treasurer                                                  Brandywine's inception in 1985.      the John M. Templeton
                                                           He currently serves as Chairman      Foundation.
                                                           of Friess Associates, LLC, the
                                                           Funds' advisor.

Carl S. Gates, 70              Vice President              Mr. Gates joined Friess Associates   None
c/o Friess Associates          since 1994                  in 1988, following 34 years at the
3711 Kennett Pike              3 Portfolios                DuPont Co., where he ran the
Greenville, DE 19807                                       half-a-billion-dollar-a-year
Vice President                                             Riston Division, which supplied
                                                           materials for making printed
                                                           circuit boards to electronics
                                                           companies around the world.

C. Quentin S. Jackson, 58      Indefinite Term             Mr. Jackson is President and         None
c/o Nuclear Electric           since October, 2001         Chief Executive of Nuclear
    Insurance Ltd.             3 Portfolios                Electric Insurance Ltd., a
1201 Market Street                                         multibillion-dollar company
Suite 1200                                                 mutually owned by energy companies
Wilmington, DE 19801                                       to provide property and accidental
Director                                                   outage insurance to all operating
                                                           nuclear power stations in the
                                                           United States and some overseas,
                                                           too. He has been with Nuclear
                                                           Electric since 1987.

Stuart A. McFarland, 55        Indefinite Term             Mr. McFarland is a Managing          Newcastle Investment
5020 Glenbrook Road, N.W.      since October, 2001         Partner at Federal City Capital      Corporation
Washington, DC 20016           3 Portfolios                Advisors, a merchant banking firm.
Director                                                   From 1999 until 2002, he served as
                                                           President and Chief Executive of
                                                           Pedestal Inc. Mr. McFarland also
                                                           served as Chief Financial Officer
                                                           of Fannie Mae, and an officer of
                                                           G.E. Capital.

Paul R. Robinson, 79           Vice President              Mr. Robinson has been a consultant   None
c/o Friess Associates          since 1990                  to Friess Associates since June
3711 Kennett Pike              3 Portfolios                1985, just six months before
Greenville, DE 19807                                       Brandywine Fund's launch. Prior to
Vice President                                             Friess Associates, Mr. Robinson
                                                           spent 40 years at the DuPont Co.

W. Richard Scarlett III, 63    Indefinite Term             Mr. Scarlett is Chairman,            None
c/o United Bancorporation      since October, 2001         President and Chief Executive
of Wyoming, Inc.               3 Portfolios                Officer of United Bancorporation
112 Center Street                                          of Wyoming, Inc., having been
Jackson, WY 83001                                          with the Bank since 1981.
Director

Marvin N. Schoenhals, 55       Indefinite Term             Mr. Schoenhals is Chairman and       WSFS Financial Corp.
c/o WSFS Corporation           since October, 2001         President of WSFS Financial
838 Market Street              3 Portfolios                Corporation, a bank holding
Wilmington, DE 19801                                       company. Mr. Schoenhals first
Director                                                   began serving as a Brandywine
                                                           Funds director in 1998.

James W. Zug, 62               Indefinite Term             Mr. Zug is a retired Senior          Philadelphia Orchestra,
5 Radnor Corporate Center,     since October, 2001         Partner/International Managing       Merion Golf Club, SPS
Suite 520                      3 Portfolios                Director of PricewaterhouseCoopers   Technologies, and
100 Matsonford Road                                        LLP. He was employed with            Stackpole, Ltd.
Radnor, PA 19087                                           PricewaterhouseCoopers from 1964
Director                                                   until 2000.

    For additional information about the Directors and Officers, please call
   (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge.

  BRANDYWINE LISTED AS ONE OF ONLY FOUR "FUNDS YOU CAN TRUST" by Ken Gregory and Steve Savage from No-Load Fund Analyst.
                                                    Kiplinger's, October 2002

  BRANDYWINE'S CEO BILL D'ALONZO AMONG MONEY MAGAZINE'S ULTIMATE INVESTMENT CLUB, dubbed "The Growth Guru" for the Fund's 13.7 percent average annual return over the last decade vs. 9.7 percent for the average midcap growth fund.
                                                          Money, October 2002

  BRANDYWINE NAMED TO THE MONEY 100, "THE WORLD'S BEST MUTUAL FUNDS," FOR THE FIFTH CONSECUTIVE YEAR.
                                                           Money, August 2002

  BRANDYWINE HIGHLIGHTED AS ONE OF ONLY FIVE "FUNDS THAT CAN HANDLE SELLOFFS AND MORE" based on performance after significant market downturns in 1987, 1990 and 1994.
                                                     Morningstar, August 2002

  BRANDYWINE BLUE FUND LISTED AS ONE OF "AMERICA'S TOP-PERFORMING FUNDS" that have shown an ability to outperform rivals in all types of markets.
                                            Mutual Funds Magazine, March 2002

                      P.O. Box 4166, Greenville, DE 19807
     (800) 656-3017         www.brandywinefunds.com         bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

   OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice
                  President; and Paul Robinson, Vice President

                        Report Editor: Rebecca Schuster
              Report Staff: Chris Aregood, Dave Marky, Adam Rieger

   This material is appropriate for use by prospective investors only when preceded or accompanied by a current Brandywine Funds' prospectus. Past
                                                                   ----
performance does not guarantee future results. The principal value and
---------------------------------------------
investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the funds as of 9/30/02, unless listed in the accompanying financial statements.

   Lipper, a Reuters Company, is a global provider of mutual fund information and analytical tools. They track 2,162 domestic growth equity funds which are funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. As of August 31, 2002, Morningstar's Mid-Cap Growth category consists of 353 funds and its Large Growth category consists of 220 funds. The Russell Midcap Growth index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000" Growth index. The S&P MidCap 400 index is a capitalization-weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market. The Nasdaq Composite index is a market-value weighted index that measures all the domestic and non-U.S. common stocks listed on the Nasdaq Stock Market. The Russell 2000 index represents the smallest 2000 of the 3000 largest publicly traded companies in the U.S. equity market.

   As of September 30, 2002 the Russell 2000 index's average annual total returns for 1, 5 and 10 years were -10.52, -4.41 and 6.50 percent and the Russell Midcap Growth index's returns were -15.50, -4.06 and 6.95 percent. During the same periods the S&P MidCap 400 index's returns were -5.71, 4.20 and
10.92 percent, while the Nasdaq Composite index's returns were -21.80, -7.01 and
7.23 percent. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.